UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2014

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2300, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
None
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 1, 2014, Acuity Brands, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for its fiscal quarter ended May 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
The press release includes the following non-GAAP financial measures: “adjusted gross profit margin”, “adjusted selling, distribution, and administrative ("SD&A") expenses”, “adjusted operating profit”, “adjusted operating profit margin”, “adjusted net income”, and “adjusted diluted earnings per share ("EPS”)". These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that adjusted gross profit margin, adjusted SD&A expenses, adjusted operating profit, adjusted operating profit margin, adjusted net income, and adjusted diluted EPS provide useful information to investors by excluding or adjusting items for special charges and related temporary manufacturing inefficiencies associated with efforts to streamline the organization as well as the incremental costs and recoveries associated with previously disclosed fraud perpetrated at the freight payment and audit service firm formerly retained by the Company. Management believes these items impacted the comparability of the Company's results and that they are not reflective of the fixed costs or benefits that the Company will incur over the long term. However, the Company has incurred similar charges associated with streamlining activities in prior fiscal years and continually evaluates streamlining measures which could result in additional charges in future periods. These non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP. The most directly comparable GAAP measure for adjusted gross profit margin is “gross profit margin” which includes the temporary manufacturing inefficiencies. The most directly comparable GAAP measure for adjusted SD&A expenses is “SD&A expenses” which includes the benefit of the insurance recovery related to the previously reported fraud. The most directly comparable GAAP measures for adjusted operating profit, adjusted operating profit margin, adjusted net income, and adjusted diluted EPS are “operating profit,” “operating profit margin,” “net income,” and “diluted EPS,” respectively, which include the impact of the special charges and related temporary manufacturing inefficiencies as well as the incremental costs and recoveries associated with the aforementioned fraud.

Item 8.01. Other Events.
On June 27, 2014, the Board of Directors declared a quarterly dividend of 13 cents per share. A copy of the related press release is attached as exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 1, 2014
99.2	Press Release dated June 27, 2014

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 1, 2014

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated July 1, 2014	(Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated June 27, 2014	(Filed with the Commission as part of this Form 8-K).